                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2002
                               (February 19, 2002)


                                  ANTHEM, INC.
             (Exact name of registrant as specified in its charter)


           Indiana                    001-16751                  35-2145715
       (State or other               (Commission               (IRS Employer
jurisdiction of incorporation)       File Number)            Identification No.)


                               120 Monument Circle
                             Indianapolis, IN 46204
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 488-6000


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On February 19, 2002, Anthem, Inc., jointly with Blue Cross and Blue Shield of Kansas ("BCBSKS"), issued a press release reporting that Anthem is joining BCBSKS in its appeal of the Kansas Insurance Commissioner's decision to deny BCBSKS' affiliation with Anthem. A copy of that press release is filed as
Exhibit 99 to this report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

               Financial Statements

                      None

               Exhibits

                      99    Press Release dated February 19, 2002

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2002


                                ANTHEM, INC.


                                By:  /s/  David R. Frick
                                   ---------------------------------------------
                                   Name: David R. Frick
                                   Title: Executive Vice President and
                                          Chief Legal and Administrative Officer

                                  EXHIBIT INDEX


   Exhibit               Description
   -------               -----------

   99                    Press Release dated February 19, 2002